ABSC 2004-HE9
Credit Suisse First Boston
915 records
Balance: 227,837,570

Selection Criteria: Silent Seconds
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
25,001 - 50,000	7	$306,500.00	0.13%	598	74.82%	8.141%	100.00%	44.08%
50,001 - 75,000	20	1,285,517.00	0.56	637	80.75	7.556	95.03	39.08
75,001 - 100,000	66	5,916,130.00	2.60	639	80.08	7.034	100.00	39.26
100,001 - 125,000	88	9,902,912.00	4.35	650	80.20	6.941	95.57	41.00
125,001 - 150,000	74	10,178,740.00	4.47	645	79.84	6.841	97.28	39.79
150,001 - 175,000	69	11,134,618.00	4.89	664	79.93	6.721	92.63	41.41
175,001 - 200,000	71	13,454,943.00	5.91	664	80.00	6.599	100.00	40.85
200,001 - 250,000	129	28,862,423.00	12.67	668	79.42	6.554	98.44	41.98
250,001 - 300,000	115	31,584,062.00	13.86	663	80.00	6.679	99.14	42.07
300,001 - 400,000	149	51,763,164.00	22.72	673	79.88	6.511	96.76	40.95
400,001 - 500,000	82	36,761,519.00	16.13	669	79.72	6.561	95.22	40.34
500,001 - 600,000	29	15,769,539.00	6.92	678	79.81	6.434	96.51	38.90
600,001 - 700,000	11	7,162,530.00	3.14	677	79.53	6.353	100.00	41.91
700,001 >=	5	3,770,000.00	1.65	684	73.07	6.381	78.80	39.50
Total:	915	$227,852,597.00	100.00%	666	79.71%	6.606%	96.88%	40.92%

Mimimum Original Balance: 36,000.00
Maximum Original Balance: 800,000.00
Average Original Balance: 249,019.23

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
25,001 - 50,000	7	$306,367.16	0.13%	598	74.82%	8.141%	100.00%	44.08%
50,001 - 75,000	20	1,285,465.62	0.56	637	80.75	7.556	95.03	39.08
75,001 - 100,000	66	5,915,919.88	2.60	639	80.08	7.034	100.00	39.26
100,001 - 125,000	88	9,901,704.53	4.35	650	80.20	6.941	95.57	41.00
125,001 - 150,000	74	10,177,769.35	4.47	645	79.84	6.841	97.28	39.79
150,001 - 175,000	69	11,133,787.75	4.89	664	79.93	6.721	92.63	41.41
175,001 - 200,000	71	13,454,329.13	5.91	664	80.00	6.599	100.00	40.85
200,001 - 250,000	129	28,860,858.64	12.67	668	79.42	6.554	98.44	41.98
250,001 - 300,000	115	31,582,392.69	13.86	663	80.00	6.679	99.14	42.07
300,001 - 400,000	149	51,760,943.96	22.72	673	79.88	6.511	96.76	40.95
400,001 - 500,000	82	36,757,325.83	16.13	669	79.72	6.561	95.22	40.34
500,001 - 600,000	29	15,769,539.00	6.92	678	79.81	6.434	96.51	38.90
600,001 - 700,000	11	7,161,907.57	3.14	677	79.53	6.353	100.00	41.91
700,001 >=	5	3,769,259.04	1.65	684	73.07	6.381	78.80	39.50
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Mimimum Remaining Balance: 36,000.00
Maximum Remaining Balance: 800,000.00
Average Remaining Balance: 249,002.81

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 500	2	$197,500.77	0.09%	500	80.00%	7.696%	100.00%	27.07%
501 - 525	1	322,770.00	0.14	516	80.00	8.896	100.00	42.00
526 - 550	5	692,865.00	0.30	538	80.75	7.339	100.00	44.93
551 - 575	7	2,287,239.00	1.00	564	80.44	6.486	100.00	41.06
576 - 600	78	15,147,477.04	6.65	590	79.92	6.924	100.00	42.64
601 - 625	125	27,372,203.79	12.01	614	79.93	6.680	98.97	42.53
626 - 650	186	42,322,123.00	18.58	639	79.36	6.790	98.79	40.66
651 - 675	194	49,216,428.97	21.60	663	79.93	6.658	98.12	42.10
676 - 700	122	34,938,865.11	15.33	686	79.45	6.415	97.06	38.75
701 - 725	93	26,672,288.28	11.71	711	79.79	6.307	92.29	40.09
726 - 750	52	13,420,642.25	5.89	736	79.83	6.467	93.40	41.01
751 - 775	37	11,052,766.94	4.85	761	79.63	6.448	90.43	39.11
776 - 800	11	3,950,400.00	1.73	785	79.24	6.594	90.79	40.90
801 - 825	2	244,000.00	0.11	803	80.00	6.406	100.00	33.66
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Minimum FICO: 500
Maximum FICO: 804
WA FICO: 666

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
120.001 - 180.000	2	$144,317.16	0.06%	625	75.71%	7.320%	100.00%	38.42%
240.001 - 300.000	1	118,400.00	0.05	629	80.00	6.125	100.00	55.00
300.001 - 360.000	912	227,574,852.99	99.88	667	79.71	6.606	96.88	40.91
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 180	2	$144,317.16	0.06%	625	75.71%	7.320%	100.00%	38.42%
181 - 348	1	118,400.00	0.05	629	80.00	6.125	100.00	55.00
349 - 360	912	227,574,852.99	99.88	667	79.71	6.606	96.88	40.91
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Minimum Remaining Term: 177
Maximum Remaining Term: 359
WA Remaining Term: 358

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family Detached	640	$158,832,566.17	69.71%	665	79.76%	6.604%	97.70%	40.57%
PUD SF Detached	106	28,826,949.20	12.65	660	79.27	6.618	93.21	42.36
Condominium	106	24,037,050.53	10.55	671	79.76	6.478	96.09	40.77
Duplex	25	7,739,320.90	3.40	690	79.76	6.772	100.00	42.37
PUD Project Attached	33	6,864,055.78	3.01	674	80.00	6.863	91.95	41.00
Triplex	2	760,000.00	0.33	711	80.00	6.104	100.00	35.81
Single family 4 unit	1	583,200.00	0.26	712	80.00	7.001	100.00	54.00
Manufactured Housing	2	194,427.57	0.09	635	82.49	7.151	100.00	46.49
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	889	$220,731,116.89	96.88%	665	79.72%	6.600%	100.00%	41.05%
Second Home	23	6,521,553.26	2.86	706	79.03	6.692	0.00	37.47
Investment Property	3	584,900.00	0.26	729	82.96	7.790	0.00	27.55
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	761	$185,305,429.04	81.33%	670	79.85%	6.600%	96.69%	40.85%
Refinance - Cash Out	123	34,715,200.82	15.24	652	78.91	6.650	97.20	40.88
Refinance - Rate/Term	31	7,816,940.29	3.43	636	79.92	6.562	100.00	42.67
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 50.000	1	$250,000.00	0.11%	648	20.80%	7.250%	100.00%	35.00%
50.001 - 60.000	1	750,000.00	0.33	685	53.60	5.990	100.00	36.00
60.001 - 70.000	3	561,517.16	0.25	626	66.62	6.820	100.00	38.23
70.001 - 80.000	900	224,671,037.99	98.61	667	79.86	6.602	96.91	40.94
80.001 - 90.000	10	1,605,015.00	0.70	654	84.53	7.289	89.23	41.40
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Minimum Original Loan-to-Value Ratio: 20.80
Maximum Original Loan-to-Value Ratio: 90.00
Weighted Average Original Loan-to-Value Ratio: 79.71

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	446	$138,125,703.76	60.62%	671	79.55%	6.436%	98.12%	40.42%
Texas	70	12,433,870.00	5.46	655	80.09	7.156	91.31	39.37
Maryland	43	9,275,240.00	4.07	657	80.09	6.835	100.00	41.25
New York	28	8,603,367.34	3.78	678	80.00	6.694	100.00	42.12
Virginia	35	7,753,354.00	3.40	657	80.00	6.785	100.00	44.77
Florida	41	7,692,104.12	3.38	676	79.35	6.723	91.77	40.32
Illinois	31	5,909,996.88	2.59	678	80.20	6.941	98.92	43.75
Arizona	25	5,259,063.87	2.31	676	79.77	6.857	82.17	41.21
Nevada	20	4,572,037.55	2.01	667	80.00	7.057	67.66	42.52
Other	176	28,212,832.63	12.38	646	79.96	6.822	98.89	41.77
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Total Number Of States Represented:: 40

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Streamlined-Stated (PITI Verified)	432	$110,322,696.62	48.42%	680	79.76%	6.888%	96.76%	41.47%
Full Documentation	341	75,052,272.13	32.94	654	79.96	6.325	97.92	41.53
Limited Documentation	60	16,561,727.00	7.27	653	80.01	6.399	97.10	37.43
Lite Documentation	43	12,797,473.04	5.62	648	77.79	6.329	92.50	37.01
Full Alternative Documentation	24	7,925,892.76	3.48	643	80.08	6.211	95.00	40.53
Stated Documentation	15	5,177,508.60	2.27	674	78.18	6.626	97.37	41.71
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 5.000	9	$2,710,732.00	1.19%	703	80.00%	4.985%	100.00%	34.29%
5.001 - 5.500	46	14,386,580.00	6.31	693	80.00	5.395	100.00	40.22
5.501 - 6.000	139	36,933,258.58	16.21	678	79.35	5.873	96.37	39.26
6.001 - 6.500	223	60,297,162.02	26.46	664	79.69	6.355	97.25	41.47
6.501 - 7.000	239	60,818,540.51	26.69	664	79.90	6.821	97.54	41.73
7.001 - 7.500	144	31,712,114.80	13.92	658	79.52	7.290	94.99	41.18
7.501 - 8.000	73	14,220,416.87	6.24	659	79.85	7.767	92.79	40.97
8.001 - 8.500	27	4,524,345.37	1.99	645	79.79	8.267	100.00	41.45
8.501 - 9.000	13	2,090,270.00	0.92	621	80.24	8.828	100.00	38.29
10.001 - 10.500	1	43,350.00	0.02	548	85.00	10.375	100.00	46.00
10.501 - 11.000	1	100,800.00	0.04	586	80.00	10.625	100.00	45.00
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Minimum Rate: 4.875
Maximum Rate: 10.625
WA Rate: 6.606

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	48	$9,580,715.40	4.21%	659	77.56%	6.890%	100.00%	38.09%
10.001 - 10.500	1	345,600.00	0.15	635	80.00	7.500	100.00	33.00
11.001 - 11.500	9	2,710,732.00	1.19	703	80.00	4.985	100.00	34.29
11.501 - 12.000	46	14,386,580.00	6.31	693	80.00	5.395	100.00	40.22
12.001 - 12.500	138	36,107,258.58	15.85	676	79.88	5.873	96.29	39.57
12.501 - 13.000	212	57,975,112.54	25.45	662	79.70	6.359	97.14	41.45
13.001 - 13.500	228	58,267,825.54	25.57	666	79.90	6.826	97.43	41.77
13.501 - 14.000	130	28,657,778.84	12.58	660	79.47	7.285	94.46	41.79
14.001 - 14.500	65	13,590,752.74	5.97	660	80.02	7.748	92.46	41.03
14.501 - 15.000	23	3,980,794.51	1.75	645	79.57	8.258	100.00	41.92
15.001 - 15.500	13	2,090,270.00	0.92	621	80.24	8.828	100.00	38.29
16.501 - 17.000	1	43,350.00	0.02	548	85.00	10.375	100.00	46.00
17.001 - 17.500	1	100,800.00	0.04	586	80.00	10.625	100.00	45.00
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Minimum Maximum Rate: 10.500
Maximum Maximum Rate: 17.125
WA Maximum Rate: 13.087

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	48	$9,580,715.40	4.21%	659	77.56%	6.890%	100.00%	38.09%
0.501 - 1.000	1	144,000.00	0.06	629	80.00	7.500	100.00	55.00
4.001 - 4.500	5	1,481,600.00	0.65	714	80.00	5.419	100.00	28.87
4.501 - 5.000	116	30,949,580.38	13.58	660	79.88	6.271	100.00	41.24
5.001 - 5.500	177	47,598,640.87	20.89	662	79.92	6.229	96.79	40.13
5.501 - 6.000	253	63,094,512.28	27.69	680	79.79	6.565	94.78	41.70
6.001 - 6.500	166	41,388,920.84	18.17	661	79.83	6.828	97.50	42.04
6.501 - 7.000	89	21,237,739.14	9.32	658	79.27	7.036	99.34	39.59
7.001 - 7.500	40	8,917,798.18	3.91	666	79.93	7.394	92.20	42.28
7.501 - 8.000	17	3,083,813.06	1.35	659	80.01	7.844	86.64	38.39
8.001 - 8.500	2	145,050.00	0.06	556	88.51	9.323	100.00	31.28
8.501 - 9.000	1	215,200.00	0.09	642	80.00	7.750	100.00	38.00
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Minimum Gross Margin: 1.000
Maximum Gross Margin: 8.875
WA Gross Margin: 5.8231

15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0000-00	48	$9,580,715.40	4.21%	659	77.56%	6.890%	100.00%	38.09%
2005-04	1	176,400.00	0.08	622	80.00	6.625	100.00	38.00
2006-07	7	2,081,091.50	0.91	649	80.00	6.696	92.60	37.49
2006-08	22	6,542,221.24	2.87	656	79.03	6.456	82.70	41.09
2006-09	180	43,144,134.26	18.94	663	79.69	6.626	97.09	41.22
2006-10	628	158,530,125.00	69.58	669	79.85	6.595	97.33	41.24
2006-11	2	824,000.00	0.36	619	80.00	6.882	100.00	41.12
2007-07	1	147,699.75	0.06	610	80.00	7.500	100.00	27.00
2007-09	1	288,000.00	0.13	628	80.00	8.750	100.00	33.00
2007-10	8	1,052,620.00	0.46	643	80.54	7.017	100.00	44.53
2009-09	2	633,600.00	0.28	681	80.00	5.513	100.00	13.58
2009-10	15	4,836,963.00	2.12	681	80.00	6.251	93.05	38.26
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	228	$58,700,403.19	25.76%	669	79.91%	6.880%	95.17%	41.39%
7 - 12	23	6,422,262.56	2.82	675	80.00	6.657	100.00	38.67
13 - 24	593	147,244,557.87	64.63	665	79.60	6.478	97.33	41.05
25 - 36	71	15,470,346.53	6.79	668	79.84	6.763	97.83	38.78
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2/28 ARM	578	$133,862,711.22	58.75%	657	79.72%	6.784%	96.03%	42.42%
2/28 ARM IO	261	77,258,860.78	33.91	684	79.92	6.278	98.12	39.07
3/27 ARM	10	1,488,319.75	0.65	637	80.38	7.400	100.00	40.56
5/25 ARM	5	1,880,163.00	0.83	631	80.00	6.669	100.00	39.54
5/25 ARM IO	12	3,590,400.00	1.58	707	80.00	5.901	90.64	33.23
6 Month Libor	1	176,400.00	0.08	622	80.00	6.625	100.00	38.00
Fixed - 15Yr	2	144,317.16	0.06	625	75.71	7.320	100.00	38.42
Fixed - 30Yr	46	9,436,398.24	4.14	660	77.58	6.883	100.00	38.08
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	222	$52,045,724.28	22.84%	624	79.78%	6.686%	99.67%	42.08%
AA	604	159,145,746.35	69.85	688	79.75	6.535	95.64	40.46
A-	81	15,674,063.75	6.88	598	78.98	6.949	100.00	41.87
B	6	714,335.77	0.31	525	80.73	8.398	100.00	37.29
B+	1	101,700.00	0.04	560	90.00	8.875	100.00	25.00
C	1	156,000.00	0.07	636	80.00	8.250	100.00	47.00
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
First Lien	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%
Total:	915	$227,837,570.15	100.00%	666	79.71%	6.606%	96.88%	40.92%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 26, 2004 12:51

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